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                                                                   EXHIBIT 10.55

                               PURCHASE AGREEMENT

       THIS PURCHASE AGREEMENT (this "Agreement" herein), dated as of June 30, 1999, is entered into by and between:

              (1) SILICON VALLEY GROUP, INC., a Delaware corporation ("Lessee"); and

              (2) SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation ("Lessor").

                                    RECITALS

       A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a lease facility pursuant to which:

              (1) Lessor would (a) purchase certain property, (b) lease such property to Lessee and (c) grant to Lessee the right to purchase such property; and

              (2) The Participants would participate in such lease facility by
       (a) funding the advance to be made by Lessor to purchase such property and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

       B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and KeyBank National Association, as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms for the purchase of the Property by Lessee from Lessor.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

       1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to


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that term in such Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

       1.02. Rules of Interpretation. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of interpretation set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. OPTIONAL PURCHASE BY LESSEE DURING THE TERM.

       2.01. Term Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Section 2), Lessee may, at its option on any Business Day selected by Lessee prior to the Scheduled Expiration Date, terminate the Lease Agreement and purchase all of the Property (the "Term Purchase Option").

       2.02. Notice of Term Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Term Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A, appropriately completed (the "Notice of Term Purchase Option Exercise"), which states that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date pursuant to Paragraph 4.01 of the Lease Agreement and purchase all of the Property pursuant to this Section 2 and specifies the Business Day on which such termination and purchase are to occur (which date, after the delivery of such notice, shall be the Expiration Date). Lessee shall give the Notice of Term Purchase Option Exercise to Lessor at least one (1) month prior to the Business Day on which such termination and purchase are to occur. The Notice of Term Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Term Purchase Option Exercise initially delivered by facsimile.

       2.03. Purchase Price . Lessee shall pay to Lessor on the Expiration Date, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount on such date.

       2.04. Effect of Certain Events. Lessee may exercise the Term Purchase Option as provided in this Section 2, notwithstanding:

              (a) The prior election by Lessee of the Return Option pursuant to Subparagraph 3.01(a), provided that (i) Lessee completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement on or prior to the Scheduled Expiration Date and (ii) Lessor has not previously entered into an agreement with (A) a Designated Purchaser following Lessee's election of the Return Option pursuant to Subparagraph 3.01(a) or (b) an Assignee Purchaser following Lessee's election and subsequent assignment of the Expiration Date Purchase Option pursuant to Paragraph 3.02; or



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              (b) The occurrence of any Event of Default or the exercise by the
       Lessor Parties of any of their rights or remedies under the Operative Documents following the occurrence of such Event of Default, provided that (i) such exercise by Lessee of the Term Purchase Option after the occurrence of any Event of Default shall not require the Lessor Parties to cease exercising such rights and remedies unless and until Lessee completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement and (ii) Lessee completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement prior to the earlier of the Scheduled Expiration Date and the date the Lessor Parties complete any judicial or non-judicial foreclosure sale of the Property.

SECTION 3. OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE.

       3.01. Alternative. Unless Lessee has exercised the Term Purchase Option or the Lease Agreement has otherwise been earlier terminated pursuant to Subparagraph 5.03(a) of the Lease Agreement, Lessee may elect to exercise one of the following options on the Expiration Date:

              (a) Return Option. Lease may elect to return to Lessor on the Expiration Date all, but not less than all, of the Property by delivering to Lessor an irrevocable written notice in the form of Exhibit B, appropriately completed ("Notice of Return Option Exercise"), which states that Lessee is exercising its right to return the Property to Lessor pursuant to this Paragraph 3.01 (the "Return Option"). Lessee shall give the Notice of Return Option Exercise to Lessor at least three hundred sixty-four (364) days prior to the then Scheduled Expiration Date, in which case the Property shall be returned to Lessor in accordance with Subparagraph 4.02 of the Lease Agreement on the Expiration Date of the Lease Agreement, and the provisions of Subparagraph 3.03(b) hereof shall apply (unless on or before such Expiration Date, Lessee purchases the Property in accordance with Section 2 or Subparagraph 3.01(b), or the Property is to delivered to Designated Purchaser in accordance with Subparagraph 3.02(b) hereof, in which case the provisions of Subparagraph 3.03(a) hereof shall apply). The Notice of Return Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver to Lessor the original of any notice initially delivered by facsimile. If Lessee has not given the Notice of Return Option Exercise to Lessor as provided above, Lessee shall have been conclusively deemed to have elected to purchase the Property on the Expiration Date as provided in Subparagraph 3.01(b) hereof; provided, however, that in no event shall such election constitute a waiver by Lessee of its right to exercise the Term Purchase Option prior to the Expiration Date. If Lessee has duly elected to exercise the Return Option on the Expiration Date and the Property has not been so returned or delivered to Lessor on the Expiration Date, Lessee shall pay to Lessor such amounts as are required to be paid pursuant to Subparagraph 4.03 of the Lease Agreement.

              (b) Expiration Date Purchase Option. Subject to Subparagraph 5.03, if Lessee does not elect to exercise the Return Option on the Expiration Date in accordance with



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       Subparagraph 3.01(a) hereof, Lessee shall be deemed to have elected to purchase Lessor's interest in all, but not less than all, of the Property on the Expiration Date in accordance with Section 4 hereof, for an amount equal to the Outstanding Lease Amount (the "Expiration Date Purchase Option"). Notwithstanding the provisions of this Subparagraph 3.01(b), Lessee may freely assign to an Assignee Purchaser its option to purchase the Property from Lessor on the Expiration Date provided that such Assignee Purchaser purchases Lessor's interest in all, but not less than all, of the Property on the Expiration Date in accordance with Section 4 hereof, for an amount equal to the Outstanding Lease Amount.

       3.02. Sale of Property to Third Party Purchaser.

              (a) Remarketing Obligations Upon Exercise of Return Option. If Lessee elects to exercise the Return Option in accordance with Subparagraph 3.01(a) hereof, then Lessee shall have the obligation during the final three hundred sixty-four (364) days of the Term (the "Marketing Period"), to use such commercially reasonable efforts as would be made by a self-interested property owner in the geographic area or areas in which the Property is located to actively market commercial property and to obtain bona fide bids for such Property from prospective purchasers who are financially capable of purchasing the Property for cash on an as-is, where-is basis, without recourse or warranty by Lessor (other than a warranty against Lessor Liens) on the terms and conditions set forth in this Subparagraph 3.02. Lessee shall be responsible for hiring brokers who shall be reasonably acceptable to Lessor, and promptly upon Lessor's request, shall permit inspection of the Property and any maintenance records relating to the Property by Lessor, or any potential purchasers, and shall otherwise do all things reasonably necessary to sell and deliver possession of the Property to any such third party purchaser. All such marketing of the Property shall be at Lessee's sole cost and expense. Lessee shall allow Lessor and any potential purchaser access to the Property for purposes of showing the same. All bids received by Lessee during the Marketing Period shall be immediately certified to Lessor in writing, setting forth the amount of such bid and the name and address of the third party purchaser submitting such bid.

              (b) Delivery of Property to Third Party Purchaser. On the Expiration Date, Lessee shall deliver the Property to the third party purchaser (if any) who shall have submitted the highest bid during the Marketing Period (such third party purchaser, the "Designated Purchaser"), and Lessor shall simultaneously therewith sell (or cause to be sold), its ownership interest in the Property to such Designated Purchaser; provided, however, that Lessor shall not be obligated to sell the Property to such Designated Purchaser if the Net Proceeds of Sale of the Property would be less than the Tranche B Proportionate Share of the Outstanding Lease Amount.

              (c) Delivery of Appraisals and Reports. Lessor shall have the right (but not the obligation) in its sole discretion, but at Lessee's sole cost and expense, to retain one or more Persons to act as its agent for the purpose of determining compliance by Lessee with the conditions applicable to a return of the Property pursuant to Subparagraph 4.02



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       of the Lease Agreement. Upon the request of Lessor and at Lessee's sole cost and expense, Lessee shall provide Lessor with a written report describing in reasonable detail Lessee's efforts during the Marketing Period to obtain bona fide bids for the purchase of the Property, including a list of all Persons approached for the purpose of soliciting bids to purchase the Property.

       3.03. End of Term Adjustment.

              (a) This Subparagraph 3.03(a) shall apply only if the Property has been sold to a Designated Purchaser on the Expiration Date pursuant to Paragraph 3.02 hereof. If the Net Proceeds of Sale of the Property from a sale to a Designated Purchaser are less than the Outstanding Lease Amount on the date of the sale, Lessee shall, on the Expiration Date, pay to Lessor, in immediately available funds, an amount equal to such deficiency (a "Deficiency"); provided, however, that the amount of the Deficiency to be paid by Lessee with respect to the Property shall not exceed the following sum:

                    (i) An amount (the "Residual Value Guaranty Amount") equal to the total Tranche A Proportionate Share of the Outstanding Lease Amount on such date;

                    plus

                    (ii) An amount (the "Indemnity Amount") equal to the
              decrease, if any, between the Commencement Date and the Expiration Date in the fair market value of the Property caused by (A) any representation or warranty of Lessee or any of its Affiliates regarding the Property set forth in any of the Operative Documents proving to be false or inaccurate when made, (B) the existence of, or the failure of Lessee to pay any Governmental Charge, Indebtedness or other obligation which might give rise to, any Liens in the Property (other than Permitted Property Liens), (C) the failure of Lessee to complete any Modifications, (D) the impairment of the value, utility or useful life of the Property or any part thereof in connection with Modifications, (E) the failure of Lessee to comply with the Lease Agreement in removing any of the Property or in removing or failing to remove any Lessee Property; or (F) any other failure of Lessee to comply with any of its obligations regarding the Property set forth in any of the Operative Documents.

       If the Net Proceeds of Sale of the Property exceed the Outstanding Lease Amount on the date of such sale, Lessor shall pay to Lessee an amount equal to such excess. Lessor's obligation to sell (or cause to be sold) the Property to a Designated Purchaser in accordance with Paragraph 3.02 hereof is contingent upon the receipt of the amounts, if any, payable by Lessee pursuant to this Subparagraph 3.03 (a).

              (b) If, on the Expiration Date, either (i) Lessee or an Assignee Purchaser does not purchase the Property pursuant to Subparagraph 3.01(b) hereof, or (ii) a Designated Purchaser does not purchase the Property in accordance with Paragraph 3.02 hereof,



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       Lessee shall immediately pay to Lessor (in addition to all unpaid Rent accrued through or due and payable on or prior to such date and all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date) the Residual Value Guaranty Amount and the Indemnity Amount. Thereafter, Lessor shall use commercially reasonable efforts to sell the Property in a reasonable time to one or more unrelated third parties for the fair market value of the Property. Upon the consummation of any such sale of the Property, the total amount realized from such sale shall be retained by Lessor, provided, however, that if the Net Proceeds of Sale realized by Lessor exceed the Tranche B Proportionate Share of the Outstanding Lease Amount on the Expiration Date plus seven percent (7%) per annum thereon from and after the Expiration Date to the date such sale is consummated (such sum, the "Lessor's Retention Amount"), Lessee shall be entitled to receive from Lessor an amount equal to the lesser of: (i) the amount by which the Net Proceeds of Sale exceeds said Lessor's Retention Amount, and (ii) the sum of the Residual Value Guaranty Amount and the Indemnity Amount as paid to Lessor. Lessee shall remain liable for the payment of, and upon the consummation by Lessor of the sale of the Property after the Expiration Date, Lessee shall pay or reimburse Lessor for the payment of, all applicable sales, excise, transfer, recording or other taxes imposed as a result of such sale, and fees and all other expenses reasonably incurred by Lessor as a result of such sale, including without limitation, expenses incurred in titling and registering the conveyance of Lessor's title to the Property, title insurance fees and expenses, Indemnified Taxes and reasonable fees and expenses of Lessor's legal counsel.

SECTION 4. TERMS OF ALL PURCHASES.

       4.01. Representations and Warranties of Parties.

              (a) Representations and Warranties of Certain Purchasers. Each Designated Purchaser shall represent and warrant to Lessor on the Expiration Date as follows:

                    (i) Such Person is a legal entity duly organized, validly
              existing and in good standing under the laws of its jurisdiction of organization or an individual with legal capacity to purchase the Property.

                    (ii) The execution, delivery and performance by such Person of each document, instrument and agreement executed, or to be executed, by such Person in connection with its purchase of the Property (the "Purchase Documents") and the consummation of the transactions contemplated thereby (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                    (iii) Each Purchase Document executed, or to be executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by



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              bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                    (iv) Such Person has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person `s assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person `s assets,
              (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

                    (v) Such Person is not a "party in interest" within the
              meaning of Section 3(14) of the ERISA, with respect to any investor in or beneficiary of Lessor.

              (b) Representations and Warranties of Lessor and Lessee. Each of Lessor and Lessee shall represent and warrant to each purchaser of the Property, whether Lessee, an Assignee Purchaser or a Designated Purchaser (a "Purchaser"), on the Expiration Date as follows:

                    (i) Such Person is a corporation duly organized, validly
              existing and in good standing under the laws of its jurisdiction of organization.

                    (ii) The execution, delivery and performance by such Person of each Purchase Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                    (iii) Each Purchase Document executed, or to be executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                    (iv) Such Person has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.



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       In addition to the foregoing, (A) Lessee shall represent and warrant to the Designated Purchaser (or Lessor if Lessor is to retain the Property) on the Expiration Date that no Liens are attached to the Property, except for Permitted Property Liens, and (B) Lessor shall represent and warrant to Purchaser on the Expiration Date that no Lessor Liens are attached to the Property. Lessee shall also provide to the Designated Purchaser all customary seller's indemnities (including environmental indemnities), representations and warranties regarding the condition of the Property. Except for the foregoing representations and warranties to be made by Lessor on the Expiration Date, no Lessor Party shall make any representation or warranty regarding the Property or the sale of the Property.

              (c) Survival of Representations and Warranties. The representations and warranties of Purchaser, Lessor and Lessee shall survive for a period of twelve (12) months after the Expiration Date. Any claim which any such party may have at any time against any other such party for a breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice within such twelve
       (12) month period shall not be valid or effective, and the party shall have no liability with respect thereto.

       4.02. "As Is" Purchase. All purchases of the Property hereunder shall be "as is, with all faults" and without any representations, warranties or indemnities by the Lessor Parties except for any representations, warranties or indemnities provided by Lessor pursuant to Subparagraph 4.01(b). Purchaser shall specifically acknowledge and agree that Lessor is selling and Purchaser is purchasing the Property on an "as is, with all faults" basis and that Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from any Lessor Party, its agents, or brokers as to any matters concerning the Property (except for any representations and warranties provided by Lessor pursuant to Subparagraph 4.01(b)), including (a) the condition of the Property (including any Improvements or other Modifications to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (b) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any Casualty or Condemnation; or (i) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement.

       4.03. Release. Without limiting the foregoing, Purchaser shall, on behalf of itself and its successors and assigns, waive its right to recover from, and forever release and discharge, Lessor and the other Indemnitees from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including attorneys' fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the physical condition of the Property or any Governmental Rule applicable thereto, including any



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Environment Law. Purchaser shall expressly waive the benefits of Section 1542 of the California Civil Code, which provides that, "a general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known to him must have materially affected the settlement with the debtor."

       4.04. Permits, Approvals, Etc. Lessee shall obtain all permits, licenses and approvals from and make all filings with Governmental Authorities and other Persons, comply and cause compliance with all applicable Governmental Rules and take all other actions required for the marketing, purchase and sale of the Property.

       4.05. Costs. Lessee shall pay directly, without deduction from the purchase price or any other amount payable to Lessor hereunder, all costs and expenses of Lessee and Lessor associated with the marketing and sale of the Property, including brokers' fees and commissions; title insurance premiums; survey charges; utility, tax and other prorations; fees and expenses of environmental consultants and attorneys; appraisal costs; escrow fees; recording fees; documentary, transfer and other taxes; and all other fees, costs and expenses which might otherwise be deducted from the purchase price or any other amount payable to Lessor hereunder.

       4.06. Lessor Liens. Lessor shall remove all Lessor Liens from the Property on or before the Expiration Date.

       4.07. Transfer Documents.

              (a) Lessor. Subject to receipt by Lessor on the Expiration Date of the full amount required to be paid for the Property pursuant to Paragraph 2.03, Subparagraph 3.01(b) or Subparagraph 3.03 (as applicable), Lessor shall transfer its interest in the Property to Purchaser on the Expiration Date (unless Lessor is to retain the Property pursuant to Subparagraph 3.01(a)) by executing and delivering to Purchaser a Deed in substantially the form of Exhibit C(1) , an Acknowledgment of Disclaimer of Representations and Warranties in substantially the form of Exhibit C(2), and (if applicable) a Bill of Sale in substantially the form of Exhibit D and such other documents, instruments and agreements as such Person may reasonably request.

              (b) Lessee. On the Expiration Date, unless Lessee is to purchase the Property, Lessee shall transfer its interest in the Property to the Designated Purchaser or the Assignee Purchaser (or Lessor if Lessor is to retain the Property) by executing and delivering to such Person a Deed in substantially the form of Exhibit E, and (if applicable) a Bill of Sale in substantially the form of Exhibit F and such other documents, instruments and agreements as such Person may reasonably request.

       4.08. Casualty and Condemnation Proceeds. If, on the Expiration Date, any Casualty and Condemnation Proceeds are held by Lessor in a Repair and Restoration Account or otherwise, Lessor shall (a) if Lessee is to purchase the Property on the Expiration Date and Lessee shall so direct, apply such proceeds to the purchase price to be paid by Lessee or (b) in all other cases, release such proceeds to Lessee; provided, however, that Lessor shall not have any



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obligation so to apply or release such proceeds unless Lessee and/or any
Designated Purchaser has complied with all of the terms and conditions of this Agreement.

       4.09. Payments. Purchaser and Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. on the date due.

       4.10. Environmental Reports. Lessee shall obtain and deliver to Lessor, in accordance with Paragraph 4.02 of the Lease Agreement, environmental reports and assessments with respect to the Property.

       4.11. Further Assurances. Lessee shall, and shall cause any Designated Purchaser to, execute and deliver such documents, instruments and agreements and take such other actions as Lessor may reasonably request to effect the purposes of this Agreement and comply with the terms hereof. Similarly, Lessor shall execute and deliver such documents, instruments and agreements and take such other actions as Lessee or a Designated Purchaser may reasonably request to effect the purposes of this Agreement and comply with the terms hereof.



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SECTION 5. MISCELLANEOUS.

       5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

       5.02. Waivers, Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

       5.03. Successors and Assigns.

              (a) General. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement and in Subparagraph 5.03(b).

              (b) Assignment by Lessee of Purchase Rights. Lessee may assign to a third party (an "Assignee Purchaser") its right to purchase the Property pursuant to the Term Purchase Option or the Expiration Date Purchase Option; provided, however, that (i) such an assignment shall not relieve Lessee of its obligations to consummate or cause the consummation of any such purchase in accordance with the terms of this Agreement and
       (ii) Lessee assumes all responsibility for determining the creditworthiness of any such Assignee Purchaser. If, after any purchase by an Assignee Purchaser hereunder, the purchase price paid by such Assignee Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

       5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

       5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

       5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

       5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

       5.08. Nature of Lessee's Obligations.

              (a) Independent Obligation. The obligation of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional (except as expressly provided herein) and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 5.08(c).

              (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay all amounts hereunder and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 5.08(c).

              (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements or other Modifications to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, usability, design, operation or fitness for use of the Property; (iv) the availability or adequacy of utilities and other services to the Property;
       (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document (other than the obligations of Lessor pursuant to Paragraph 4.06 and Subparagraph 4.07(a)); or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that (A) Lessee shall have no obligation to purchase the Property on the Expiration Date if Lessor fails to remove Lessor Liens or deliver the required deed and bill of sale or other documents required to be delivered by Lessor hereunder and
       (B)
       this Paragraph 5.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

       IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                   SILICON VALLEY GROUP, INC.


                                          By:
                                             -----------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------


LESSOR:                                   SELCO SERVICE CORPORATION


                                          By:
                                             -----------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                    EXHIBIT A

                     NOTICE OF TERM PURCHASE OPTION EXERCISE

                                     [Date]

SELCO Service Corporation
c/o KeyBank National Association
700 Fifth Avenue, 48th Floor
Seattle, WA  98104
Attn:  Mary Young

       1. Reference is made to the following:

              (a) The Participation Agreement, dated as of June 30, 1999 (the "Participation Agreement"), among Silicon Valley Group, Inc. ("Lessee"), SELCO Service Corporation ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and KeyBank National Association, as agent for the Participants (in such capacity, "Agent");

              (b) The Lease Agreement, dated as of June 30, 1999 (the "Lease Agreement"), between Lessee and Lessor; and

              (c) The Purchase Agreement, dated as of June 30, 1999 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

       2. Pursuant to Paragraph 4.01 of the Lease Agreement and Section 2 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date and purchase the Property on [_________, ____] (which date is a Business Day and which date, after the delivery of this notice, shall be the Expiration Date).

       IN WITNESS WHEREOF, Lessee has executed this Notice of Term Purchase Option Exercise on the date set forth above.

                                          SILICON VALLEY GROUP, INC.


                                          By:
                                             -----------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                    EXHIBIT B

                        NOTICE OF RETURN OPTION EXERCISE

                                     [Date]

SELCO Service Corporation
c/o KeyBank National Association
700 Fifth Avenue, 48th Floor
Seattle, WA  98104
Attn:  Mary Young

       1. Reference is made to the following:

              (a) The Participation Agreement, dated as of June 30, 1999 (the "Participation Agreement"), among Silicon Valley Group, Inc. ("Lessee"), SELCO Service Corporation ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and KeyBank National Association, as agent for the Participants (in such capacity, "Agent"); and

              (b) The Purchase Agreement, dated as of June 30, 1999 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

       2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Return Option on the Scheduled Expiration Date of [_____, ____].

       3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

              (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

              (b) No Default has occurred and is continuing; and

              (c) All of the Operative Documents are in full force and effect on such date.

       IN WITNESS WHEREOF, Lessee has executed this Notice of Return Option Exercise on the date set forth above.

                                          SILICON VALLEY GROUP, INC.


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                  EXHIBIT C(1)

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:
[Purchaser]

------------------

------------------

------------------


Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

----------------------------------------------------------------------------


                                 QUITCLAIM DEED

       FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, SELCO Service Corporation, an Ohio corporation doing business in California as Ohio SELCO Service Corporation ("Grantor"), hereby releases, remises and forever quitclaims to [Purchaser], a _____________ ("Grantee"), the real property located in the County of [________________], State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property").

                                          Executed as of ________________, ____.

                                          SELCO SERVICE CORPORATION,
                                          an Ohio corporation


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------



                                     C(1)-1

                                    EXHIBIT A

                                LEGAL DESCRIPTION



Assessor's Parcel No.:
                      ------------------


                                   C(1)(A)-1

State of
         ----------------

County of
          ----------------------

On                     before me,                          ,
   -------------------            -------------------------
         Date                       Name, Title of Officer

personally appeared                                                            ,
                    -----------------------------------------------------------
                                         Name(s) of signer(s)

(personally known to me -OR- (proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           ------------------------------------

                                                    ----------------------, ----

[___________] Recorder

              Re:   Request That Statement of Documentary
                    Transfer Tax Not be Recorded

Dear Sir:

       Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

       The attached deed names SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, as grantor, and [PURCHASER], a _________________, as grantee.

       The property being transferred and described in the attached deed is located in the [City of _________ and County of_______], State of California.

       The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.

                                          SELCO SERVICE CORPORATION


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                  EXHIBIT C(2)

         ACKNOWLEDGMENT AND DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

       THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________, ____ by [PURCHASER], a _____________
("Grantee").

       Contemporaneously with execution of this Acknowledgement, SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation ("Grantor"), is executing and delivering to Grantee a Quitclaim Deed and a Bill of Sale (the foregoing documents and any other documents to be executed and delivered to Grantee in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Property") pursuant to the terms of a Purchase Agreement dated as of June 30, 1999 by and between Grantor and Silicon Valley Group, Inc., a Delaware corporation ("Lessee").

       Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that Grantor is selling and Grantee is purchasing the Property on an "as is, with all faults" basis and that, except as expressly set forth in the Conveyancing Documents executed by Grantor to the contrary, Grantee is not relying on any representations or warranties of any kind whatsoever, express or implied, from Grantor, its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property (including any improvements to the Property); (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person, but excluding any Lessor Liens as defined in that certain Participation Agreement dated as of June 30, 1999 among Grantor, Lessee, the Participants and KeyBank National Association, as agent for the Participants (in such capacity, "Agent")); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any damage to, destruction or, or decrease in the value of all or any portion of the Property or any condemnation or other taking or sale of all or any portion of the Property, by or on account of any actual or threatened eminent domain proceeding or other taking of action by any governmental authority or other person have the power of eminent domain; or (i) the compliance of the Property with any applicable law, rule, regulation, ordinance, order, code, judgment or similar form of decision of any governmental authority or any terms, conditions or requirements imposed by any policies of insurance relating to the Property.

                                 [See next page]



                                     C(2)-1

       The provisions of this Acknowledgement shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that Grantor is entitled to rely and is relying on this Certificate.

         EXECUTED as of ____________, _______.

                                   [PURCHASER]

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------



                                     C(2)-2

                                    EXHIBIT D

                                  BILL OF SALE

       FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation ("Seller") does hereby sell, transfer and convey to [PURCHASER], a _________________________ ("Purchaser"), the personal property owned by Seller in connection with that certain real property commonly known as _______________, _________, California, including, without limitation, the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference (the "Property").

       Seller is selling and Purchaser is purchasing the Property on an "as is, with all faults" basis and, except as expressly set forth in the Conveyancing Documents executed by Seller to the contrary, Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from Seller, its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property; (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person); (c) the value, habitability, usability, design, operation or fitness for use of the Property; or (d) any latent, hidden or patent defect in the Property.

Dated: ____________, ____

                                          SELCO SERVICE CORPORATION


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                          [PURCHASER]


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                   SCHEDULE 1

                                    PROPERTY



                                     D(1)-1

                                    EXHIBIT E

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:

-------------------------

-------------------------

Attention:
          ---------------

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

--------------------------------------------------------------------------------


                                 QUITCLAIM DEED

       FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, SILICON VALLEY GROUP, INC., a Delaware corporation ("Grantor"), hereby releases, remises and forever quitclaims to [PURCHASER] ("Grantee"), the real property located in the [County of _______], State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property").

       Executed as of __________, ____.

                                          SILICON VALLEY GROUP, INC.


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION




Assessor's Parcel No.:  ____________________




                                     E(A)-1

State of
         ----------------------

County of
          ---------------------

On                     before me,                          ,
   -------------------            -------------------------
         Date                      Name, Title of Officer

personally appeared                      ,
                    ---------------------
                     Name(s) of signer(s)

(personally known to me -OR- (proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                           WITNESS my hand and official seal.

                                                  -------------------- , ----

[___________] Recorder

              Re:  Request That Statement of Documentary
                   Transfer Tax Not be Recorded

Dear Sir:

       Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

       The attached deed names SILICON VALLEY GROUP, INC., a Delaware corporation, as grantor, and [PURCHASER], as grantee.

       The property being transferred and described in the attached deed is located in the [City of _______, County of _______], State of California.

       The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.

                                          SILICON VALLEY GROUP, INC.


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                    EXHIBIT F

                                  BILL OF SALE

       For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Silicon Valley Group, Inc., a Delaware corporation ("Seller"), does hereby sell, transfer, and convey unto [PURCHASER] ("Buyer"), the personal property owned by Seller in connection with that certain real property commonly known as _______________, ________, California, which Seller warrants to be free and clear of all liens and encumbrances other than Lessor Liens and those disclosed on EXHIBIT A, including, without limitation, the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference.

       Seller does hereby covenant with Buyer that Seller is the lawful owner of such personal property, and that the undersigned has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

       DATED this ____ day of __________, ____.


                                          SILICON VALLEY GROUP, INC.


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                    EXHIBIT A

                                    PROPERTY

                                   SCHEDULE 1

                                    PROPERTY





                                     F(1)-1

                                                               EXECUTION VERSION
================================================================================





                               PURCHASE AGREEMENT

                                     BETWEEN

                           SILICON VALLEY GROUP, INC.

                                       AND

                            SELCO SERVICE CORPORATION

                                  JUNE 30, 1999





================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
SECTION 1.            INTERPRETATION.............................................................................1

1.01.                 Definitions................................................................................1

1.02.                 Rules of Interpretation....................................................................2

SECTION 2.            OPTIONAL PURCHASE BY LESSEE DURING THE TERM................................................2

2.01.                 Term Purchase Option.......................................................................2

2.02.                 Notice of Term Purchase Option Exercise....................................................2

2.03.                 Purchase Price.............................................................................2

2.04.                 Effect of Certain Events...................................................................2

SECTION 3.            OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE...............................................3

3.01.                 Alternative................................................................................3

3.02.                 Sale of Property to Third Party Purchaser..................................................4

3.03.                 End of Term Adjustment.....................................................................4

SECTION 4.            TERMS OF ALL PURCHASES.....................................................................6

4.01.                 Representations and Warranties of Parties..................................................6

4.02.                 "As Is" Purchase...........................................................................8

4.03.                 Release....................................................................................8

4.04.                 Permits, Approvals, Etc....................................................................8

4.05.                 Costs......................................................................................8

4.06.                 Lessor Liens...............................................................................9

4.07.                 Transfer Documents.........................................................................9

4.08.                 Casualty and Condemnation Proceeds.........................................................9

4.09.                 Payments...................................................................................9

4.10.                 Environmental Reports......................................................................9

4.11.                 Further Assurances.........................................................................9

SECTION 5.            MISCELLANEOUS.............................................................................10

5.01.                 Notices...................................................................................10

5.02.                 Waivers, Amendments.......................................................................10

5.03.                 Successors and Assigns....................................................................10

5.04.                 No Third Party Rights.....................................................................10

5.05.                 Partial Invalidity........................................................................10

5.06.                 Governing Law.............................................................................10


                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
5.07.                 Counterparts..............................................................................11

5.08.                 Nature of Lessee's Obligations............................................................11


EXHIBITS


         A        Notice of Term Purchase Option Exercise (2.02)
         B        Notice of Return Option Exercise (3.01)
         C(1)     Deed (Lessor) (4.07(a))
         C(2)     Acknowledgement and Disclaimer of Representations and Warranties (4.07(a))
         D        Bill of Sale (Lessor) (4.07(a))
         E        Deed (Lessee) (4.07(b))
         F        Bill of Sale (Lessee) (4.07(b))



                                      -ii-